UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 2, 2014

Date of Report (Date of earliest event reported)

Huron Consulting Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

550 West Van Buren Street

Chicago, Illinois

60607

(Address of principal executive offices)

(Zip Code)

(312) 583-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2014, at the Annual Meeting (the “Annual Meeting”) of stockholders of Huron Consulting Group Inc. (the “Company”), the stockholders of the Company approved an amendment to the Huron Consulting Group Inc. 2012 Omnibus Incentive Plan (the “Plan”) to increase the number of shares authorized for issuance under the Plan by 850,000, as further described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 24, 2014 (the “Proxy Statement”). The amendment to the Plan previously had been approved, subject to stockholder approval, by the Board of Directors of the Company (the “Board of Directors”).

A summary of the amendment to the Plan was included as part of Proposal 2 in the Proxy Statement. The summary of the amendment to the Plan contained in the Proxy Statement is qualified by and subject to the full text of the Plan (as amended and restated), which was included as Appendix A to the Proxy Statement and is incorporated herein by reference.

Item 5.07         Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 2, 2014 and a total of 22,137,304 shares were present in person or by proxy. At the Annual Meeting, the Company’s shareholders acted upon the following matters: (i) the election of two Class I members of the Board of Directors to serve terms ending at the Company’s 2017 Annual Meeting; (ii) the approval of an amendment to the Plan to increase the number of shares authorized for issuance under the Plan; (iii) an advisory vote on the approval of the compensation of the Company’s named executive officers; and (iv) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The following is a summary of the voting results for each matter presented to shareholders:

Proposal No. 1 – Election of directors.

Name	Shares For	Shares Withheld	Broker Non-Votes
H. Eugene Lockhart	20,383,467	234,419	1,519,418
George E. Massaro	20,065,302	552,584	1,519,418

The other members of the Board of Directors whose terms of office continued after the Annual Meeting were: DuBose Ausley, John S. Moody, James D. Edwards, John McCartney, and James H. Roth.

Proposal No. 2 – To approve an amendment to the Company’s 2012 Omnibus Incentive Plan.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
18,877,547	1,733,540	6,799	1,519,418

Proposal No. 3 – An advisory vote on the approval of executive compensation.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
20,590,061	25,740	2,085	1,519,418

Proposal No. 4 – To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
21,300,357	835,039	1,908	—

Item 9.01.         Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Huron Consulting Group Inc. 2012 Omnibus Incentive Plan, as amended and restated (included as Appendix A to Huron Consulting Group Inc.’s definitive proxy statement filed with the Securities and Exchange Commission on March 24, 2014, Commission File No. 000-50976, and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date:	May 8, 2014	/s/ C. Mark Hussey
C. Mark Hussey
Executive Vice President, Chief Operating Officer, Chief Financial Officer, and Treasurer